33-
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549



                       FORM T-1

           STATEMENT OF ELIGIBILITY UNDER THE TRUST
             INDENTURE ACT OF 1939 OF A CORPORATION
                 DESIGNATED TO ACT AS TRUSTEE

       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
     OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)



                 SIGNET TRUST COMPANY
    (Exact name of trustee as specified in its charter)

                            Virginia
               (Jurisdiction of incorporation
                 or organization if not a U.S.
                        national bank)

                            54-0974225
                      (I.R.S. Employer
                     Identification No.)



      7 North 8th Street, Richmond, Virginia        23219
        (Address of principal executive office)   (Zip Code)



                    Andrew T. Moore, Esquire
                       7 North 8th Street
                   Richmond, Virginia  23219
                         (804) 747-2000
 (Name, address and telephone number of agent for service)



                   USF&G CORPORATION
    (Exact name of obligor as specified in its charter)

                      Maryland
                (State or other jurisdiction of
                incorporation or organization)

                          52-1220567
                      (I.R.S. Employer
                     Identification No.)


     100 Light Street, Baltimore, Maryland        21202
      (Address of principal executive offices) (Zip Code)



                SENIOR DEBT SECURITIES
            (Title of the indenture securities)

Item 1.  General Information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

              Commissioner of Financial Institutions, State
              Corporation Commission of Virginia.  Richmond,
              Virginia

              Board of Governors of the Federal Reserve
              System.  Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.

Items 3, 4, 5, 6, 7, 8,  9, 10, 11, 12, 13, 14 and 15 have been omitted pursuant to General Instruction B.

Item 16.  List of Exhibits.

    List below all exhibits filed as part of this statement of eligibility.

         1. Articles of association of the trustee as now in effect, incorporated herein by reference to
              Exhibit 1 on Form T-1, filed with respect to Registration Statement on Form S-3, Registration No. 33-54458.

         2. Certificate of authority of the trustee to commence business, incorporated herein by reference to Exhibit 2 on Form T-1, filed with respect to Registration Statement on Form S-3, Registration No. 33-54458.

         3. Authorization of the trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 on Form T-1, filed with respect to Registration Statement on Form S-3, Registration No. 33-54458.

          4. Existing bylaws of the trustee, incorporated herein by reference to Exhibit 4 on Form T-1, filed with respect to Registration Statement on Form S-3, Registration No. 33-54458.

         5.   Not Applicable.

         6. Consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


                         SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Signet Trust Company, a banking association incorporated and existing under the laws of the Commonwealth of Virginia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized all in the City of Baltimore, and State of Maryland on the 13th day of January, 1994.


                             SIGNET TRUST COMPANY



                             By:         DIANE E. TENHOOPEN
                                         ------------------
                                  Name:  Diane E. TenHoopen
                                  Title:  Vice President

                           EXHIBIT 6
                       CONSENT OF TRUSTEE



Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the SENIOR DEBT SECURITIES of USF&G CORPORATION, we hereby consent that reports of examinations of federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                             SIGNET TRUST COMPANY



                             By:         DIANE E. TENHOOPEN
                                         ------------------
                                  Name:  Diane E. TenHoopen
                                  Title:  Vice President


Dated:  January 13, 1994


4099/BLUSEC

                           EXHIBIT 7























4099/BLUSEC

|------                                                 ------|
| Affix the address label in this space.                      |
  SIGNET TRUST COMPANY
 ------------------------------------------------------------
  Legal Title of Bank

  RICHMOND
  -----------------------------------------------------------
  City

  VIRGINIA                                  23219
  -----------------------------------------------------------
| State                                     Zip Code          |
|                                                             |
|-----                                                  ------|

FDIC Certificate Number |---|---|---|---|---|

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1993

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                                                                    |----------|
                                                                                     C100
                                                Dollar Amounts in Thousands |------------------|
                                                                            |         Mil  Thou
                                                                            |       |----|-----|
ASSETS                                                                      |------------------|
 1. Cash and balances due from depository institutions:                       RCON
    a. Noninterest-bearing balances and currency and coin 1,2 .............   0081  |  5 | 778   1.a.
                                                                              RCON  |    |
    b. Interest-bearing balances 3 ........................................   0071  | NO | NE    1.b.
                                                                              RCON  |    |
 2. Securities (from Schedule RC-B) .......................................   0390  |    |  45   2.
                                                                             ------------------
 3. Federal funds sold and securities purchased under agreements to resell:
                                                                            | RCON |     |    |
    a.  Federal funds sold 4 ...............................................| 0276 |  NO | NE |  3.a.
                                                                              RCON
    b. Securities purchased under agreements to resell 5 ..................   0277    NO   NE    3.b.

 4. Loans and lease financing receivables:              |------------------|
    a. Loans and leases, net of unearned income         | RCON  |    |     |
         (from Schedule RC-C) ......................... | 2122  | NO | NE  |                     4.a.
                                                        | RCON  |    |     |
    b. LESS:  Allowance for loan and lease losses ..... | 3123  | NO | NE  |                     4.b.
                                                        | RCON  |    |     |
    c. LESS:  Allocated transfer risk reserve ......... | 3128  | NO | NE  |                     4.c.
                                                                            -------------------
    d. Loans and leases, net of unearned income, allowance, and reserve     | RCON  |    |     |
         (item 4.a minus 4.b and 4.c) .....................................   2125    NO   NE    4.d.
                                                                              RCON
 5. Assets held in trading accounts .......................................   2146    NO   NE    5.
                                                                              RCON
 6. Premises and fixed assets (including capitalized leases) ..............   2145     2   249   6.
                                                                              RCON
 7. Other real estate owned (from Schedule RC-M) ..........................   2150    NO   NE    7.

 8. Investments in unconsolidated subsidiaries and associated companies       RCON
      (from Schedule RC-M) ................................................   2130    NO   NE    8.
                                                                              RCON
 9. Customers' liability to this bank on acceptances outstanding ..........   2155    NO   NE    9.
                                                                              RCON
10. Intangible assets (from Schedule RC-M) ................................   2143    NO   NE   10.
                                                                              RCON
11. Other assets (from Schedule RC-F) .....................................   2160     3   335  11.
                                                                            |------------------|
                                                                                              |-------|
                                                                                              | 10    |
Schedule RC -- Continued                                                                      |-------|

                                                Dollar Amounts in Thousands |------------------|
                                                                            |       |Mil | Thou|
                                                                            |       |----------|
12. a. Total assets (sum of items 1 through 11) ...........................   RCON
                                                                              2170    11   407  12.a.
                                                                            |-------|----|-----|
    b. Losses deferred pursuant to 12 U.S.C. 1823(j) (from Schedule RC-M) .   RCON
                                                                              0306    NO   NE   12.b.
                                                                            |-------|----|-------
    c. Total assets and losses deferred pursuant to 12 U.S.C. 1823(j)         RCON
         (sum of items 12.a and 12.b) .....................................   0307    11   407  12.c.
                                                                            |-------|----|-----|
LIABILITIES
13. Deposits:                                                               |-------|----|-----|
    a. In domestic offices (sum of totals of columns A and C from             RCON
         Schedule RC-E)                                 |------------------|  2200    NO   NE   13.a.
       (1) Noninterest-bearing1 ....................... | RCON  |    |     |                    13.a.(1)
                                                        | 6631  | NO | NE  |
       (2) Interest-bearing ........................... | RCON  |    |     |                    13.a.(2)
                                                        | 6636  | NO | NE  |
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs ......
       (1) Noninterest-bearing ............................................
       (2) Interest-bearing ...............................................
14. Federal funds purchased and securities sold under agreements to
      repurchase:                                                           |-------|-----|----|
    a. Federal funds purchased2 ........................................... | RCON  |     |    |
                                                                              0278    NO    NE  14.a.
                                                                            |-------|-----|----|
    b. Securities sold under agreements to repurchase3 ....................   RCON  |     |    |
                                                                              0279  | NO  | NE |14.b.
                                                                            |-------|-----|----|
15. Demand notes issued to the U.S. Treasury ..............................   RCON
                                                                              2840    NO    NE  15.
                                                                            |-------|-----|----|
16. Other borrowed money ..................................................   RCON
                                                                              2850    NO    NE  16.
                                                                            |-------|-----|----|
17. Mortgage indebtedness and obligations under capitalized leases ........   RCON
                                                                              2910    NO    NE  17.
                                                                            |-------|-----|----|
18. Bank's liability on acceptances executed and outstanding ..............   RCON
                                                                              2920    NO    NE  18.
                                                                            |-------|-----|----|
19. Subordinated notes and debentures .....................................   RCON
                                                                              3200    NO    NE  19.
                                                                            |-------|-----|----|
20. Other liabilities (from Schedule RC-G) ................................   RCON
                                                                              2930      1   750 20.
                                                                            |-------|-----|----|
21. Total liabilities (sum of items 13 through 20) ........................   RCON
                                                                              2948      1   750 21.
                                                                            |-------|-----|----|
                                                                            |-------|-----|----|
22. Limited-life preferred stock and related surplus ......................   RCON
                                                                              3282    NO    NE  22.

EQUITY CAPITAL                                                              |-------|-----|----|
23. Perpetual preferred stock and related surplus .........................   RCON
                                                                              3838    NO    NE  23.
                                                                            |------|-----|-----|
24.  Common stock ..........................................................  RCON
                                                                              3230     1    200 24.
                                                                            |-------|-----|----|
25. Surplus (exclude all surplus related to preferred stock) ..............   RCON
                                                                              3839          300 25.

                                                                                                FFIEC
                                                                                                RC-2
                                                                                              |-------|
                                                                                                 11
Schedule RC -- Continued                                                                      |-------|

                                                Dollar Amounts in Thousands |-------|-----|----|
26. a. Undivided profits and capital reserves .............................   RCON
                                                                              3632     8    157 26.a.
                                                                            |-------|-----|----|
                                                                              RCON
    b. LESS:  Net unrealized loss on marketable equity securities .........   0297    NO    NE  26.b.
                                                                            |-------|-----|----|
27. Cumulative foreign currency translation adjustments ...................
                                                                             ------------------
28. a. Total equity capital (sum of items 23 through 27) ..................   RCON
                                                                              3210     9    657 28.a.
                                                                             -------------------
    b. Losses deferred pursuant to 12 U.S.C. 1823(j) (from Schedule RC-M) .   RCON
                                                                              0306    NO    NE  28.b.
                                                                            --------------------
    c. Total equity capital and losses deferred pursuant to 12 U.S.C.         RCON
         1823(j) (sum of items 28.a and 28.b) .............................   3559     9    657 28.c.
                                                                            --------------------
29. Total liabilities, limited-life preferred stock, equity capital, and    --------------------
      losses deferred pursuant to 12 U.S.C. 1823(j) (sum of items 21, 22,     RCON
      and 28.c) ...........................................................   2257    11    407 29.
                                                                            |-------|-----|----|

1 Includes cash items in process of collection and unposted debits. Report deposit accounts "due from" depository institutions that are overdrawn in Schedule RC, item 16, "Other borrowed money."
2 The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 2 and 3.
3 Includes time certificates of deposit not held in trading accounts.
4 Report "term federal funds sold" in Schedule RC, item 4.a, "Loans and leases, net of unearned income," and in Schedule RC-C, part 1.
5 Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a, "Federal funds sold."


Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 1992
            Number
        |-----|----|---
   ....   RCON  N/A  M.1.
          6724
        |-----|----|---
1=Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2=Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3=Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4=Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5=Review of the bank's financial statements by
  external auditors
6=Compilation of the bank's financial statements
  by external auditors
7=Other audit procedures (excluding tax
  preparation work)
8=No external audit work


1 Includes total demand deposits and noninterest-bearing time and savings deposits.
2 Report "term federal funds purchased" in Schedule RC, item 16, "Other borrowed money."
3 Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a., "Federal funds purchased."


3933/BLUSEC